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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): MARCH 21, 2001



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                      0-19806                   76-0236465
     (State of                   (Commission               (IRS Employer
  incorporation)                 file number)             Identification No.)


                     16511 SPACE CENTER BOULEVARD, SUITE 600
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:


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ITEM 5.  OTHER EVENTS

         On March 21, 2001, Cyberonics Inc, a Delaware corporation (the "Company), amended its Bylaws (the "Bylaws"). The Bylaws were amended to provide that stock options could not be granted with an exercise price less than fair market value at the time of issuance and that option grants could not be amended to reduce their exercise price.

         The Company has not attempted to describe all of the changes made in the referenced amendment. Please see the full text of the Bylaws filed as an exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following Exhibits are filed as part of this report:

                  3.1      Amendment No. 1 to the Bylaws of Cyberonics, Inc.

                  99.1     Press Release, dated March 28, 2001.


ITEM 8.  CHANGE IN FISCAL YEAR

         On March 21, 2001, the Company approved changing the fiscal year of the Company from June 30 to a 52/53 week year ending on the last Friday in April of each year, effective April 27, 2001. The Company intends to file its annual report on Form 10-K for the 10 months ended April 27, 2001 no later than July 26, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CYBERONICS, INC.


                                     /s/ PAMELA B. WESTBROOK
                                     -----------------------------------------
                                     Pamela B. Westbrook
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer

Date:  March 29, 2001


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
     3.1                  Amendment No. 1 to the Bylaws of Cyberonics, Inc.

    99.1                  Press Release, dated March 28, 2001.